UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 26, 2006

Date of Report (Date of earliest event reported)

Wentworth Energy, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction)

000-32593

(Commission File Number)

73-1599600

(IRS Employer Identification No.)

115 West 7th Street, Suite 1415, Fort Worth, Texas, 76102

(Address of principal executive offices)

(877) 329-8388

Registrant’s telephone number, including area code

Amendments to Form 8-K

The information in this amended Form 8-K includes the following changes from the original filing made on August 2, 2006:

1.

Financial statements for Barnico Drilling, Inc. as of June 30, 2006 (unaudited), December 31, 2005 and December 31, 2004, for the six-month periods ended June 30, 2006 (unaudited) and June 30, 2005 (unaudited), and for the years ended December 31, 2005 and December 31, 2004 are attached as Exhibit 9.01.1 hereto; and

2.

Unaudited pro forma balance sheet as of June 30, 2006, and unaudited pro forma statements of operations for the six-month period ended June 30, 2006 and for the year ended December 31, 2005 are attached as Exhibit 9.01.2 hereto.

Item 1.01    Entry into a Material Definitive Agreement.

On March 26, 2006, Wentworth Energy, Inc. (the "Company") entered into a Stock Purchase Agreement (the “Agreement”) with George Barnes (“Barnes”), the primary shareholder of Barnico Drilling, Inc., a Texas corporation (“Barnico”).  On May 1, 2006, and again on June 30, 2006, the Company entered into amendments of the Agreement which corrected the number of issued and outstanding shares of Barnico and the names of the holders of those shares and further refined the closing date.  Pursuant to the terms of the Agreement, the Company agreed to acquire 100% of the total issued and outstanding shares of Barnico in exchange for 2,500,000 shares of the Company’s authorized but un-issued shares of common stock and $5,000,000 in cash.  The completion of the transactions contemplated by the Agreement was delayed and conditioned upon the Company’s ability to secure adequate financing, affirmation of Barnico’s auditability, preparation of two years of Barnico’s financial information, and the simultaneous acquisition of the P.D.C. Ball Mineral & Royalty Estate.  On July 25, 2006, the Company secured financing and on July 26 2006 the transactions contemplated by the Agreement were completed.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On July 25, 2006, the Company secured $32,350,000 of financing allowing it to complete the acquisition transactions contemplated in the Agreement on July 26, 2006.  The Company acquired 100% of the issued and outstanding shares of Barnico, which became a wholly-owned subsidiary.  These Barnico shareholders received a 2% overriding royalty on all new production revenue generated by the Wentworth division headed by Mr. Barnes.  This acquisition agreement was conditioned upon the acquisition of the P.D.C. Ball Mineral & Royalty Estate Properties, the engagement of Michael Studdard as an executive officer of the Company, the engagement of George Barnes as an executive officer of the Company, the securing of financing sufficient to cause the acquisitions and the undertaking of the exploration program contemplated for the Ball Properties.  See Exhibit 10.25, the Agreement of Purchase and Sale of the P.D.C. Ball Limited Partnership Mineral & Royalty Estate, filed with the Form 8K indicating the respective acquisition, and the exhibits thereto.

On August 21, 2006, George Barnes became a director of the Company, and has entered into a consulting agreement with Wentworth Energy, paying him $120,000 during the first year and then $180,000 for each of the next two years, plus $27,000 per year in lieu of benefits.  Mr. Barnes also received 2,350,000 options to purchase Wentworth Energy common stock at $1.50 per share for a period of 3 years, with the options vesting at the rate of 195,834 per quarter.  Termination of the consulting agreement without good cause will entitle Mr. Barnes to lump-sum payout of the remainder of the contract, and any remaining options immediately vested but exercisable within 30 days of termination.  This consulting agreement was conditioned upon the acquisition of the Ball Properties and Barnico Drilling, Inc. by Wentworth Energy and sufficient funding to undertake the exploration program.  Further details regarding the new director and the consulting agreement were included in a Current Report on Form 8-K filed August 22, 2006.

Item 9.01    Financial Statements and Exhibits

Index of Exhibits

Exhibit No.	Description
9.01.1

Financial statements for Barnico Drilling, Inc. as of June 30, 2006 (unaudited), December 31, 2005 and December 31, 2004, for the six-month periods ended June 30, 2006 (unaudited) and June 30, 2005 (unaudited), and for the years ended December 31, 2005 and December 31, 2004

9.01.2	Unaudited pro forma balance sheet as of June 30, 2006, and unaudited pro forma statements of operations for the six-month period ended June 30, 2006 and for the year ended December 31, 2005
10.25	Stock Purchase Agreement with George Barnes (Barnico Drilling, Inc.), dated March 26, 2006, effective July 26, 2006
10.26	Amendments to Stock Purchase Agreement with George Barnes (Barnico Drilling, Inc.) dated May 1, 2006 and June 30, 2006, to be effective upon closing, July 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2006

WENTWORTH ENERGY, INC.

/s/ John Punzo

John Punzo, CEO

Exhibit 9.01.1

Barnico Drilling, Inc.

Financial Statements

Report of Independent Registered Public Accounting Firm

4

Balance Sheets

5

Statements of Operations

6

Statement of Stockholders’ Equity (Deficit)

7

Statements of Cash Flows

8

Notes to the Financial Statements

9 – 14

Report of Independent Registered Public Accounting Firm

To the Stockholders

Barnico Drilling, Inc.

Palestine, Texas

We have audited the balance sheets of Barnico Drilling, Inc. (“the Company”) as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barnico Drilling, Inc. as of December 31, 2005 and 2004 and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Hein & Associates LLP

Dallas, Texas

June 23, 2006

Barnico Drilling, Inc.

Balance Sheets

	June 30,	December 31,
	2006	2005	2004
	(unaudited)
Assets
Current
Cash	$ 501,832	$ 460,661	$ 101,394
Accounts receivable, trade	-	34,875	11,000
Unbilled receivables	216,969	162,750	156,840
Interest receivable	-	5,265	1,755
Other receivable	-	-	37,855
Deferred tax asset	49,495	182,088	-
Advances to employees	18,292	8,505	20,522
Advances to employees, related party	-	15,000	-

Total current assets	786,588	869,144	329,366
Property and equipment, net	184,950	207,084	235,333
Notes receivable, related party	-	147,518	117,000

Total Assets	$ 971,538	$ 1,223,746	$ 681,699

Liabilities
Current
Accounts payable	$ 204,224	$ 639,407	$ 90,091
Accrued liabilities	76,042	85,647	52,336
Corporate income taxes payable	253,604	281,602	139,845
Deferred revenue	70,472	-	-
Operating advances due to related parties	47,692	40,000	130,831
Deferred tax liability	-	-	18,916
Notes payable, current portion	6,689	85,236	7,182

Total current liabilities	658,723	1,131,892	439,201
Notes payable, net of current portion	-	8,219	25,695
Deferred tax liability	20,308	20,306	32,769

Total Liabilities	679,031	1,160,417	497,665
Commitments and contingencies (note 11)

Stockholders’ Equity
Class A, voting stock, no par value
5,000 shares authorized and outstanding	1,000	1,000	1,000
Class B, non-voting stock, no par value
15,000 shares authorized and outstanding	-	-	-
Additional paid in capital	19,592	19,592	19,592
Retained earnings	271,915	42,737	163,442

Total Stockholders’ equity	292,507	63,329	184,034

Total Liabilities and Stockholders’ Equity	$ 971,538	$ 1,223,746	$ 681,699

See accompanying notes to these financial statements

Barnico Drilling, Inc.

Statements of Operations

	Six months ended June 30,		Year ended December 31,
	2006	2005	2005	2004
	(unaudited)	(unaudited)

Drilling Revenue	$ 3,134,753	$ 3,322,111	$ 7,543,471	$ 4,852,037

Operating expenses
Drilling expenses	1,640,772	1,885,692	4,497,974	2,557,013
Salaries and taxes	870,653	1,247,593	2,540,199	1,629,660
Depreciation	28,722	37,611	76,317	119,587
Other general and administrative	231,719	261,089	555,495	468,876

Total operating expenses	2,771,866	3,431,985	7,669,985	4,775,136

Operating income (loss)	362,887	(109,874)	(126,514)	76,901

Other items
Gain on sale of assets	-	-	-	1,127,630
Other income (expense), net	1,459	(882)	(63,119)	39,278
Interest expense	(571)	(104)	(2,782)	(161,395)

Total other income (expense)	888	(986)	(65,901)	1,005,513

Income (loss) before taxes	363,775	(110,860)	(192,415)	1,082,414

Provision (Benefit) for income taxes
Current	2,002	81,673	141,757	139,845
Deferred	132,595	(122,989)	(213,467)	252,369

Total income taxes (benefits)	134,597	(41,316)	(71,710)	392,214

Net income (loss)	$ 229,178	$ (69,544)	$ (120,705)	$ 690,200

See accompanying notes to these financial statements

Barnico Drilling, Inc.

Statement of Stockholders’ Equity (Deficit)

(activity subsequent to December 31, 2005 is unaudited)

For the period from January 1, 2004 to June 30, 2006

	Number of shares		Par value	Additional Paid in Capital	Retained earnings (deficit)	Total
	Class A	Class B

Balance January 1, 2004	1,000	-	$ 1,000	$ 19,592	$(526,758)	$ (506,166)

Net income for the year	-	-	-	-	690,200	690,200

Balance December 31, 2004	1,000	-	1,000	19,592	163,442	184,034

Net loss for the year	-	-	-	-	(120,705)	(120,705)

Balance December 31, 2005	1,000	-	1,000	19,592	42,737	63,329

Exchange of 1,000 common shares for 5,000 Class A shares	4,000	-	-	-	-	-
Issuance of 15,000 Class B common shares	-	15,000	-	-	-	-

Net income for the period	-	-	-	-	229,178	229,178

Balance June 30, 2006 (unaudited)	5,000	15,000	$ 1,000	$ 19,592	$ 271,915	$ 292,507

See accompanying notes to these financial statements

Barnico Drilling, Inc.

Statements of Cash Flows

	Six months ended June 30,		Year ended December 31,
	2006	2005	2005	2004
	(unaudited)	(unaudited)
Operating activities
Net income (loss) for the period	$ 229,178	$ (69,544)	$ (120,705)	$ 690,200
Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:
Depreciation	28,722	37,611	76,317	119,587
Gain on sale of assets	-	-	-	(1,127,630)
Deferred income tax expense (benefit)	132,595	(122,989)	(213,467)	252,369
Changes in operating assets and liabilities:
Trade accounts and other receivables	(14,079)	(19,361)	(38,663)	(151,209)
Advances to employees	5,213	1,927	(2,983)	(11,822)
Corporate income taxes payable	(27,998)	81,673	141,757	139,845
Accounts payable and accrued liabilities	(444,788)	295,023	582,627	(204,892)
Operating advances due to related parties	7,692	(60,982)	89,019	(77,499)
Deferred revenue	70,472	-	-	-

Net cash provided/(used) by operating activities	(12,993)	143,358	513,902	(371,051)

Investing activities
Acquisition of property and equipment	(6,588)	(8,500)	(10,213)	(90,843)
Proceeds from sale of assets	-	-	-	1,500,000
Advances under notes receivable	-	(205,000)	(205,000)	(117,000)
Repayments of notes receivable	147,518	-	-	-

Net cash provided/(used) by investing activities	140,930	(213,500)	(215,213)	1,292,157

Financing activities
Borrowings under financing agreements	-	-	150,000	38,402
Repayments on financing agreements	(86,766)	(9,454)	(89,422)	(945,012)

Net cash provided/(used) by financing activities	(86,766)	(9,454)	60,578	(906,610)

Increase (decrease) in cash	41,171	(79,596)	359,267	14,496

Cash, beginning of period	460,661	101,394	101,394	86,898

Cash, end of period	$ 501,832	$ 21,798	$ 460,661	$ 101,394

Supplemental cash flow information
Interest paid	$ 2,446	$ 104	$ 907	$ 331,590
Income taxes paid	$ 30,000	$ -	$ -	$ -

Supplemental disclosure of noncash investing and financing information:
Transfer of common stock from sole shareholder to relatives	$ -	$ -	$ -	$ -
Offset of operating advances and notes receivable	$ -	$ -	$ 174,482	$ -
Offset of operating advances and interest receivable	$ -	$ -	$ 5,368	$ -
Settlement of other receivable with property	$ -	$ -	$ 37,855	$ -

See accompanying notes to these financial statements

Barnico Drilling, Inc.

Notes to the Financial Statements

(information as at June 30, 2006 and 2005 is unaudited)

1.

Nature of Operations

The company was incorporated in the State of Texas in 1992.  The company is a provider of contract land drilling services for oil and gas development companies in the East and South Texas regions.

2.

Significant Accounting Policies

a)

Unaudited Information

The balance sheet as of June 30, 2006 and the statements of operations and cash flows for the six months ending June 30, 2006 and 2005 were taken from the Company’s books and records without audit. However, in the opinion of management, such information includes all adjustments (consisting only of normal accruals) which are necessary to properly reflect the financial position of the Company as of June 30, 2006 and the results of operations and cash flows for the six months ending June 30, 2006 and 2005.

b)

Cash and Cash Equivalents

For the purposes of reporting cash flows the company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

c)

Accounts Receivable

The company’s trade receivables consist of customer obligations for the provision of contract land drilling services.  The company extends credit based on management’s assessment of the customer’s financial condition, receivable aging, customer disputes and general business and economic conditions.  Management believes that no allowance for doubtful accounts is necessary at June 30, 2006 and 2005 and December 31, 2005 and 2004.

d)

Unbilled Receivables and Revenue Recognition

The Company recognizes revenues on turnkey drilling contracts and day-work contracts as the work progresses based on management’s estimate of the percentage of the turnkey contract completed, based upon the percentage of the contractual depth drilled, as of period end and records an unbilled receivable for the percentage of the turnkey contract completed.  The costs related to turnkey contracts and day-work contracts are recognized as incurred.  The Company defers recognition of revenue on amounts received from customers for prepayment of services until those services are provided.

e)

Major Customers and Concentration of Credit Risk

As of June 30, 2006 and the six months then ended, two customers accounted for 80% of revenue and one customer accounted for 100% of trade and unbilled receivables.  For the six months ended June 30, 2005, three customers accounted for 43% of revenue.  As of December 31, 2005 and the year then ended, one customer accounted for 36% of revenue and 100% of trade and unbilled receivables.  As of December 31, 2004 and the year then ended, two customers accounted for 21% of revenue and one customer accounted for 24% of trade and unbilled receivables.

Barnico Drilling, Inc.

Notes to the Financial Statements

(information as at June 30, 2006 and 2005 is unaudited)

2.

Significant Accounting Policies (continued)

f)

Property and equipment

Property and equipment are stated at cost, less accumulated depreciation.  Depreciation for financial reporting purposes is computed using the straight-line method over the estimated useful lives of the assets, which range from five to twenty years.  Gains and losses on sales and retirements of property and equipment are reflected in income.

g)

Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may be impaired.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  Management believes there was no impairment at June 30, 2006 and 2005 and December 31, 2005 and 2004.

h)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes.  Actual results could differ from those estimates.  Significant estimates include the percentage of land drilling contracts completed.  It is reasonably possible those estimates could be revised in the near term and the revisions would be material.

i)

Income taxes

Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”.  A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.  A valuation allowance for deferred tax assets is recorded when it is more likely than not that the benefit from the deferred tax asset will not be realized.

3.

Employee Advances, related party

At December 31, 2005 the company had advanced $15,000 to a family member of the sole shareholder.  The advance was repaid in April 2006.

Barnico Drilling, Inc.

Notes to the Financial Statements

(information as at June 30, 2006 and 2005 is unaudited)

4.

Property and Equipment

	June 30, 2006	December 31, 2005	December 31, 2004
	(unaudited)

Automobiles and trucks	338,116	$ 337,117	$ 335,117
Furniture and fixtures	3,472	3,472	3,397
Office equipment	8,199	8,199	6,486
Rigs and equipment	354,540	348,951	304,671
Shop building	27,817	27,817	27,817
Shop tools	3,643	3,643	3,643

	735,787	729,199	681,131

Less: accumulated depreciation	(550,837)	(522,115)	(445,798)

	$ 184,950	$ 207,084	$ 235,333

During the year ended December 31, 2004 the company sold a drilling rig with a cost basis of $372,370 to Prospector (see Note 10) for proceeds of $1,500,000 and realized a gain on sale of $1,127,630.

5.

Notes Receivable, related party

The company held the following uncollateralized notes receivable from Rock Bottom Oil, a company under common control.  The notes were retired in 2006 (see Note 6).

	June 30, 2006	December 31, 2005	December 31, 2004
(unaudited

Note receivable, principal and interest due on maturity of June 2006, bearing interest at 3%.	$ -	$ 117,000	$ 117,000

Note receivable, principal and interest due on maturity of May 2010, bearing interest at 3.5%	-	30,518	-

	$ -	$ 147,518	$ 117,000

6.

Operating advances due to related parties

At June 30, 2006, December 31, 2005 and 2004, the company had received advances from a family member of the sole shareholder in the amount of $40,000, $40,000 and $130,831, respectively.  The advances are non-interest bearing, due on demand and repaid as cash flows allow.  In December 2005 the related party directed the company to offset certain amounts due to her against balances due under the related party notes receivable (Note 5).  At June 30, 2006, the Company had operating advances from the sole voting shareholder of $7,692 which are non-interest bearing and due on demand.

Barnico Drilling, Inc.

Notes to the Financial Statements

(information as at June 30, 2006 and 2005 is unaudited)

7.

Notes Payable

Notes payable consisted of the following:

	June 30, 2006	December 31, 2005	December 31, 2004
	(unaudited)

Note payable to Ford credit bearing interest at 0% requiring monthly payments of principal, secured by a specific truck, repaid early in April 2006	$ -	$ 10,402	$ 22,901

Note payable to GE capital bearing interest at 7.6% requiring monthly payments of principal and interest until maturity of June 2007, secured by specific equipment	6,689	8,053	9,976

Uncollateralized note payable to Horseshoe Energy, no formal terms of repayment, interest at 5%	-	75,000	-

	6,689	93,455	32,877

Less: current portion	(6,689)	(85,236)	(7,182)

	$ -	$ 8,219	$ 25,695

8.

Stockholders’ Equity

From the inception of the Company to March 2006, the Company had 1,000 shares of authorized and issued common stock.   In March 2006, the sole shareholder amended the articles of incorporation to authorize 5,000 shares of Class A common stock and 15,000 shares of Class B common stock.  The only differentiation in the rights between the classes is that the Class A common stock has voting rights and the Class B common stock does not carry voting rights.

Additionally, in March 2006, the sole shareholder exchanged the 1,000 shares of common stock outstanding for 5,000 shares of Class A common stock and authorized the issuance of 15,000 total shares of Class B common stock to three relatives.

Barnico Drilling, Inc.

Notes to the Financial Statements

(information as at June 30, 2006 and 2005 is unaudited)

9.

Income Taxes

A reconciliation of income taxes at statutory rates with the reported taxes is as follows:

	June 30, 2006	June 30, 2005	December 31, 2005	December 31, 2004
	(unaudited)	(unaudited)

Income (loss) for the period	$ 363,775	$ (110,860)	$ (192,415)	$ 1,082,414

Statutory rate	37%	37%	37%	37%

Income tax provision (benefit) calculated using the federal statutory income tax rate	$ 123,684	$ (37,692)	$ (65,421)	$ 368,021

State income taxes	10,913	(3,326)	(5,772)	32,472
Permanent differences	-	(298)	(517)	(8,279)

Total income tax provision	$ 134,597	$ (41,316)	$ (71,710)	$ 392,214

Deferred income taxes relate to temporary differences based on tax laws and statutory rates in effect at period end.  The following table summarizes our deferred tax assets and liabilities.

	June 30, 2006	December 31, 2005	December 31, 2004
(unaudited)
Payables not deducted for tax purposes	$ 129,774	$ 257,157	$ 43,834
Receivables not collected	(80,279)	(75,069)	(62,750)
Total current deferred tax assets (liabilities)	$ 49,495	$ 182,088	$ (18,916)

Property and equipment	$ (29,743)	$ (29,741)	$ (42,204)
Promotion costs available for deduction	9,435	9,435	9,435
Total long-term deferred tax assets (liabilities)	$ (20,308)	$ (20,306)	$ (32,769)

Barnico Drilling, Inc.

Notes to the Financial Statements

(information as at June 30, 2006 and 2005 is unaudited)

10.

Related Party Transactions

During the periods, the Company engaged in the following additional transactions with related parties:

	June 30, 2006	June 30, 2005	December 31, 2005	December 31, 2004
	(unaudited)	(unaudited)
Site preparation costs paid to the brother of the controlling shareholder	$ 191,117	$ 86,801	$ 287,741	$ 75,384

Trade accounts payable to the brother of the controlling shareholder	$ 25,000	$ -	$ 54,000	$ -

From January 2005 through January 2006, the Company provided labor and drilling related expenses to operate a drilling rig owned by Prospector Ventures LLC (“Prospector”) at essentially a cost basis.  This rig accounted for approximated 26% of the Company’s operations during the year ended December 31, 2005. The sole shareholder of the Company, through an affiliated entity, was a minority owner of Prospector. The Company‘s profit on the wells drilled on behalf of Prospector were minimal and in January 2006, the relationship was terminated.

11.

Commitments and Contingencies

Litigation

Occasionally, the Company is involved in various lawsuits and certain governmental proceedings arising in the ordinary course of business.  Management does not believe that the ultimate resolution of any current matters will have a material effect on the Company’s financial position or results of operations.

Leases

The Company leases certain office and drilling equipment under noncancelable operating leases that expire at various dates through 2010. Rental expense was $73,546, $85,693 $164,857 and $59,484 in the six months ended June 30, 2006 and 2005 and the years ended December 31, 2005 and 20004, respectively. At December 31, 2005, future annual minimum lease payments under operating leases are as follows:

2006

$

75,504

2007

$

75,504

2008

$

7,320

2009

$

1,121

2010

$

93

12.

Subsequent Events

On March 29, 2006, the shareholders of the Company entered into a Stock Purchase Agreement with Wentworth Energy, Inc. (“Wentworth”) to sell 100% of the common stock of the Company.  The transaction was closed on July 26, 2006 and the purchase price paid to the Company’s shareholders consisted of $5,000,000 in cash and 2,500,000 common shares of Wentworth.  Additionally, the shareholders of Barnico received a 2% overriding royalty interest in certain wells to be drilled on the PDC Ball mineral lands by Wentworth.

Exhibit 9.01.2

Wentworth Energy, Inc.

Unaudited Pro Forma Combined

Financial Statements

The unaudited pro forma combined financial statements were prepared to present the effect of the following transactions:

•

Wentworth Energy, Inc. (“Wentworth”) entered into several agreements with investors in a private placement transaction providing for, among other things, the issuance of $32,350,000 in senior secured convertible notes and warrants.

•

The acquisition of 100.00% of Barnico Drilling, Inc. (“Barnico”) on July 26, 2006 for consideration of $5,000,000 cash and the issuance of 2,500,000 shares of common stock at a fair market value of $2.12 per share.

•

The acquisition of a 90% interest in the P.D.C. Ball Partnership’s right, title, and interest in land, minerals, royalties, and leases pertaining to the oil, gas, and liquid hydrocarbons owned by the Partnership (the “PDC Ball lands”) for a total of $17,660,000 in cash and 1,500,000 common shares at a fair market value of $2.12 per share.

The unaudited pro forma combined balance sheet gives effect to all of the transactions listed above as if they had occurred on June 30, 2006.

The unaudited pro forma combined statements of operations of Wentworth for the year ended December 31, 2005 and the six months ended June 30, 2006, give effect to all the transactions listed above as if they had occurred on January 1, 2005 and January 1, 2006 respectively.

The accompanying unaudited pro forma combined financial statements include:

•

Wentworth’s historic balance sheet as of June 30, 2006 and results of operations for the year ended December 31, 2005 and the six months ended June 30, 2006;

•

Barnico’s historic balance sheet as of June 30, 2006 and results of operations for the year ended December 31, 2005 and the six months ended June 30, 2006; and

•

Royalty income from the 90% interest in the P.D.C. Ball lands for the year ended December 31, 2005 and the six months ended June 30, 2006.

The unaudited pro forma combined financial statements of Wentworth should be read in conjunction with the historical financial statements of Wentworth and Barnico and the related notes thereto. The unaudited pro forma combined financial statements of Wentworth are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma combined financial statements, and the actual recording of the transactions could differ.  The unaudited pro forma combined financial statements of Wentworth are not necessarily indicative of the financial results that would have occurred had the transactions been effective on and as of the dates indicated and should not be viewed as indicative of operations in the future.

Unaudited Pro Forma Combined

Statement of Operations

Six Months Ended June 30, 2006

	Wentworth Energy, Inc. 06/30/06	Barnico Drilling, Inc. 06/30/06	Pro Forma Adjustments		Combined Pro Forma Amounts
Revenue
Drilling revenue	$ -	$ 3,134,753	$ -		$ 3,134,753
Oil and gas revenue	41,889	-	350,000	(b)	391,889

	41,889	3,134,753	350,000		3,526,642

Administrative and operating expenses
Consulting (including stock based compensation)	6,002,605	-	-		6,002,605
Depreciation and depletion	1,974	28,722	302,917	(b,c)	333,613
Drilling expenses	-	1,640,772	-		1,640,772
Investor relations	727,031	-	-		727,031
Management fees	149,270	-	-		149,270
Office and miscellaneous	81,917	231,719	-		313,636
Production costs	68,758	-	-		68,758
Professional fees	528,951	-	-		528,951
Property evaluation costs	22,174	-	-		22,174
Regulatory fees	8,434	-	-		8,434
Rent	17,739	-	-		17,739
Salaries and taxes	-	870,653	-		870,653
Transfer agent	2,350	-	-		2,350
Travel	55,499	-	-		55,499

	7,666,702	2,771,866	302,917		10,741,485

Operating income (loss)	(7,624,813)	362,887	47,083		(7,214,843)

Other Items
Interest income	6,813	1,459	-		8,272
Interest and financing costs	(944,378)	(571)	(7,461,376)	(a)	(8,406,325)
Loss on contracts	(4,059,890)	-	(83,285,550)	(a)	(87,345,440)
Equity in loss of investment	(117,942)	-	-		(117,942)

	(5,115,397)	888	(90,746,926)		(95,861,435)

Income (loss) before taxes	(12,740,210)	363,775	(90,699,843)		(103,076,278)

Income taxes
Current	-	2,002	(2,002)	(c)	-
Deferred	-	132,595	(132,595)	(c)	-

	-	134,597	(134,597)		-

Net income (loss)	$(12,740,210)	$ 229,178	$(90,565,246)		$(103,076,278)
Earnings per share – Basic and fully diluted	$ (0.80)		$ (4.32)		$ (5.12)
Weighted average shares outstanding – Basic and fully diluted	15,890,850		4,250,000	(d)	20,140,850

See accompanying notes

Unaudited Pro Forma Combined

Statement of Operations

Year Ended December 31, 2005

	Wentworth Energy, Inc. 12/31/05	Barnico Drilling, Inc. 12/31/05	Pro Forma Adjustments		Combined Pro Forma Amounts
Revenue
Drilling revenue	$ -	$ 7,543,471	$ -		$ 7,543,471
Oil and gas revenue	29,673	-	700,000	(b)	729,673

	29,673	7,543,471	700,000		8,273,144

Administrative expenses
Consulting (including stock based compensation)	715,197	-	-		715,197
Depreciation and depletion	619	76,317	605,833	(b,c)	682,769
Drilling expenses	-	4,497,974	-		4,497,974
Management fees	270,575	-	-		270,575
Office and miscellaneous	42,165	-	-		42,165
Production costs	54,578	555,495	-		610,073
Professional fees	86,663	-	-		86,663
Promotion	102,100	-	-		102,100
Property evaluation costs	10,000	-	-		10,000
Regulatory fees	7,034	-	-		7,034
Rent	8,333	-	-		8,333
Salaries and taxes	-	2,540,199	-		2,540,199
Transfer agent	6,531	-	-		6,531
Travel	55,428	-	-		55,428
Write down of oil and gas properties	312,200	-	-		312,200

	1,671,423	7,669,985	605,833		9,947,241

Operating income (loss)	(1,641,750)	(126,514)	94,167		(1,674,097)

Other Items
Interest and financing costs	(153,829)	(65,901)	(4,473,145)	(a)	(4,692,875)
Loss on contracts	-	-	(30,185,176)	(a)	(30,185,176)
Write down of option payments	(100,000)	-	-		(100,000)

	(253,829)	(65,901)	(34,658,321)		(34,978,051)

Loss before taxes	(1,895,579)	(192,415)	(34,564,154)		(36,652,148)

Income taxes
Current	-	141,757	(141,757)	(c)	-
Deferred	-	(213,467)	213,467	(c)	-

	-	(71,710)	(71,710)		-

Net loss	$(1,895,579)	$ (120,705)	$(34,635,864)		$(36,652,148)

Earnings per share – Basic and fully diluted	$ (0.17)		$ (2.25)		$ (2.42)
Weighted average shares outstanding – Basic and fully diluted	10,921,989		4,250,000	(d)	15,171,989

See accompanying notes

Unaudited Pro Forma Combined

Balance Sheet

June 30, 2006

	Wentworth Energy, Inc.	Barnico Drilling, Inc.	Pro Forma Adjustments		Combined Pro Forma Amounts
Assets

Current
Cash	$ 9,274	$ 501,832	$ 7,020,000	(a,b,c)	$ 7,531,106
Accounts receivable	-	216,969	-		216,969
Other receivables	18,750	-	-		18,750
Prepaid expenses and deposits	616,435	-	-		616,435
Deferred tax asset	-	49,495	-		49,495
Advances to employees	-	18,292	-		18,292

	644,459	786,588	7,020,000		8,451,047

Oil and gas property	2,139,261	-	26,674,395	(b,c)	28,813,656
Equipment	26,757	184,950	5,760,000	(c)	5,971,707
Investment in Redrock Oil Sands, Inc.	365,527	-	-		365,527
Deferred finance costs	251,838	-	9,323,163	(a)	9,575,001

	$ 3,427,842	$ 971,538	$ 48,777,558		$ 53,176,938

Liabilities

Current
Bank overdraft	$ 247,827	$ -	$ -		$ 247,827
Accounts payable and accrued liabilities	434,698	280,266	-		714,964
Income taxes payable	-	253,604	-		253,604
Deferred revenue	-	70,472	-		70,472
Notes payable	500,000	6,689	-		506,689
Due to related parties	221,263	47,692	-		268,955
Derivative contract liability	5,559,890	-	116,503,804	(a)	122,063,694

	6,963,678	658,723	116,503,804		124,126,205

Deferred tax liability	-	20,308	-		20,308
Convertible debentures payable	1,055,000	-	32,350,000	(a)	33,405,000
Discount on convertible debentures payable	(885,347)	-	(32,350,000)	(a)	(33,235,347)

	7,133,331	679,031	116,503,804		124,316,166

Stockholders’ Equity (Deficit)

Common stock	26,331	1,000	3,250	(a,b,c)	30,581
Additional paid in capital	11,058,033	19,592	10,043,060	(a,b,c)	21,120,685
Treasury stock	(7,758)	-	-		(7,758)
Retained earnings (deficit)	(14,782,095)	271,915	(77,772,556)	(a,c)	(92,282,736)

	(3,705,489)	292,507	(67,726246)		(71,139,228)

	$ 3,427,842	$ 971,538	$ 48,777,558		$ 53,176,938

See accompanying notes

Wentworth Energy, Inc.

Notes to the Unaudited Pro Forma Combined

Financial Statements

The pro forma adjustments are described in (a) through (d) below and the following tables.

a.

Closing of July 25, 2006 Financing

On July 25, 2006, the Company entered into a securities purchase agreements (the “Purchase Agreements”) with several investors pursuant to which the investors purchased 9.15% secured senior convertible notes with a principal amount of $31,500,000, and Series A warrants to purchase 45,000,000 shares of the Company’s common stock until July 25, 2011 at $1.40 per share.  The Company incurred financing costs of $1,820,000 cash, issued an additional $850,000 of 9.15% secured senior convertible notes (no cash received), issued an additional 1,214,287 Series A warrants, and issued an additional 2,771,429 warrants exercisable at $1.40 for a period of 5 years (to be registered subsequently).

Interest is payable quarterly and principal is due in 25 equal installments beginning in July 2007.  The notes are convertible into common stock at the holders’ option at an initial rate of $1.40 per share and interest and principal may be paid in common stock at a discount to market value at the Company’s option as long as the Company is in compliance with the “Equity Conditions” defined in the note agreement.

Because the senior secured convertible notes have a feature wherein the conversion price resets and the common stock underlying the senior secured convertible notes and the warrants have registration rights, the Company has analyzed the notes and warrants pursuant to EITF 00-19.  These provisions result in the bifurcation of the beneficial conversion feature and the warrant value from the debt and accounting for the features as a derivative liability with changes in fair value recorded in the income statement.

In connection with the senior secured convertible notes, the Company recorded a $32,350,000 debt discount due to the value of the equity consideration and beneficial conversion feature of the financing, pursuant to the guidance issued by the Emerging Issues Task Force.  The debt discount will be amortized over the life of the related debenture.

Pursuant to Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock,” EITF 00-27, “Application of Issue No. 98-5 to Certain Convertible Instruments,” and EITF 05-2 “The Meaning of ‘Conventional Convertible Debt Instrument’ in EITF Issue No. 00-19,” the original fair value of the embedded beneficial conversion feature and freestanding warrants of $113,687,991 has been recorded as a derivative contract liability as the debt is considered non-conventional convertible debt and the warrants have registration rights that carry penalties for noncompliance.  In addition, the Company is required to report the derivative contract liability at fair value and record the fluctuation to the fair value of the derivative contract liability to current operations.  The fair value of the derivative contract liability related to these convertible notes at June 30, 2006 was $116,503,804.

Wentworth Energy, Inc.

Notes to the Unaudited Pro Forma Combined

Financial Statements

a.

Closing of July 25, 2006 Financing (continued)

i)

To record annual coupon interest expense on the senior secured convertible notes;

ii)

To record the accretion of the debt discount over the 3 year term of the senior secured convertible notes;

iii)

To record the amortization of the financing costs over the 3 year term of senior secured convertible notes; and

iv)

To record the loss on the derivative liability contract related to the conversion feature and warrants attached to the senior secured convertible notes.

b.

P.D.C. Ball Limited Partnership Acquisition

On March 29, 2006, the Company entered into an Agreement of Purchase and Sale of the P.D.C. Ball Limited Partnership Mineral & Royalty Estate from Roboco Energy, Inc. to acquire certain assets of the P.D.C. Ball Limited Partnership.  Pursuant to the terms of the agreement, the Company agreed to purchase 90% of the Partnership’s right, title, and interest in land, minerals, royalties, and leases pertaining to the oil, gas, and liquid hydrocarbons owned by the Partnership for the total of $17,660,000 in cash and 1,500,000 common shares.  On July 26, 2006, the Company closed this acquisition.  The Company incurred acquisition costs to a consultant of 250,000 common shares (valued at $457,500), and issued 400,000 warrants exercisable at $5.00 and 350,000 warrants exercisable at $8.00, both exercisable for a period of 5 years.

i)

To record approximate royalty income and depletion expense from the acquired royalty interests for the periods.

c.

Barnico Drilling, Inc. Acquisition

On March 27, 2006, the Company entered into a Stock Purchase Agreement with the stockholders of Barnico Drilling, Inc. (“Barnico”) to acquire 100% of the common stock of Barnico.  Barnico is a contract oil and gas drilling company located in Palestine, Texas.  The acquisition was closed on July 26, 2006 and the purchase price paid to the stockholders of Barnico consisted of $5,000,000 in cash and 2,500,000 common shares of the Company.  The purchase price in excess of the fair value of assets acquired related to the Barnico acquisitions was allocated to oil and gas properties as the purchase of Barnico was consummated to drill the P.D.C. Ball mineral interests closed concurrently with Barnico. Additionally, there was common beneficial ownership between the sellers.

i)

To record depreciation on the $5,760,000 fair market value increase to rig equipment purchased, rig equipment is amortized straight-line over 15 years; and

ii)

To recover taxes no longer payable due to loss carry forwards available on a consolidated basis.

d.

Earnings per share

The weighted average number of shares outstanding on a basic and fully diluted basis has been adjusted to reflect the issuance of 250,000 (acquisition cost P.D.C. Ball Lands), 1,500,000 (purchase of P.D.C. Ball lands) and 2,500,000 (purchase of Barnico), or a total of 4,250,000 common shares as though those shares were outstanding from January 1, 2005 and January 1, 2006 respectively.

Wentworth Energy, Inc.

Notes to the Unaudited Pro Forma Combined

Financial Statements

The above unaudited pro forma adjustments to the balance sheet are summarized as follows:

	Convertible note financing	Purchase of P.D.C. Ball lands	Purchase of Barnico	Net pro forma adjustment

Cash	$ 31,500,000
	(1,820,000)	$ (17,660,000)	$ (5,000,000)

	29,680,000	(17,660,000)	(5,000,000)	7,020,000

Equipment	-	-	5,760,000	5,760,000

Oil and gas property	-	22,422,902	4,251,493	26,674,395

Deferred finance costs	9,323,163	-	-	9,323,163

Derivative contract liability	(116,503,804)	-	-	(116,503,804)

Senior convertible notes	(32,350,000)	-	-	(32,350,000)
Discount on senior convertible notes	32,350,000	-	-	32,350,000

Common shares	-	(1,750)	(1,500)	(3,250)

Additional paid in capital	-	(4,761,152)	(5,281,908)	(10,043,060)

Retained earnings (deficit)	77,500,641	-	271,915	77,772,556

Wentworth Energy, Inc.

Notes to the Unaudited Pro Forma Combined

Financial Statements

The above unaudited pro forma adjustments to the income statement are summarized as follows:

	6 months ended June 30, 2006	Year ended December 31, 2005

Oil and gas royalty revenue
6 months x $58,333	$ 350,000
12 months x $58,333		$ 700,000

Depletion and depreciation
6 months x $18,486, on PDC Ball lands	110,917
12 months x $18,486, on PDC Ball lands		221,833
Rig equipment of $5,760,000/ 15 x 6 months	192,000
Rig equipment of $5,760,000/ 15 x 12 months		384,000

	$ 302,917	$ 605,833

Interest and financing costs
Coupon interest at 9.15%	1,480,000	2,960,025
Amortization of financing costs, fair value at: January 1, 2006 completion date $4,622,000	770,393
January 1, 2005 completion date $2,791,000		930,451
Accretion of discount on notes, fair value at: January 1, 2006 completion date $31,266,000	5,210,983
January 1, 2005 completion date $1,748,000		582,669

	$ 7,461,376	$ 4,473,145

Loss on derivative contracts
Difference in fair value of liability between: January 1, 2006 and June 30, 2006	$ 83,285,550
January 1, 2005 and December 31, 2005		$ 30,185,176